                                                                    Exhibit 3.11

                                  RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                          CHECKER MOTORS CORPORATION


            The following shall constitute the Restated Certificate of Incorporation of Checker Motors Corporation:


            1. NAME. The name of the corporation is CHECKER MOTORS CORPORATION (hereinafter called the "Corporation").

            2. PURPOSE. The Corporation may engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

            3. NUMBER OF SHARES. The aggregate number of shares which the Corporation shall have authority to issue is: one thousand (1,000), all of which shall be Common Shares of the par value of one dollar ($1.00) each.

            4. OFFICE AND REGISTERED AGENT. The address of the Corporation's current registered office is 156 West State Street in the City of Trenton, County of Mercer and State of New Jersey. The name of its current registered agent at that address is United States Corporation Company.

            5. NUMBER OF DIRECTORS; NAMES AND ADDRESSES OF CURRENT DIRECTORS. The number of Directors constituting the current board of directors is four (4) and the names and addresses of the persons who serve as such directors are:

      NAME                                         ADDRESS
      ----                                         -------

David R. Markin                           c/o Checker Motors Corporation
                                          2016 North Pitcher Street
                                          Kalamazoo, Michigan  49007

Wilmer J. Thomas, Jr.                     420 East 54th Street
                                          New York, New York  10022

Allan R. Tessler                          c/o Shea & Gould
                                          330 Madison Avenue
                                          New York, New York  10017

Martin L. Solomon                         131 East 69th Street
                                          New York, New York  10021

            6. Each person, now or hereafter a director or officer of the Corporation, shall be indemnified by the Corporation against all costs and legal or other expenses, including costs or amount of settlement, reasonably incurred by or imposed upon him in connection with or resulting from any claim, action, suit or proceeding to which he is or may be made a party by reason of his being or having been a director or officer of the Corporation (whether or not a director of officer at the time such costs or expenses are incurred by or imposed by him), to the fullest extent permitted by Section 14A:3-5 of the New Jersey Business Corporation Act or any successor statute. The right of indemnification herein provided shall not be exclusive of other rights to which any such person may be entitled as a matter of law.

            7.    DURATION.  The duration of the Corporation is perpetual.


            IN WITNESS WHEREOF, the undersigned has executed this RESTATED CERTIFICATE OF INCORPORATION this 11th day of March, 1986.




                                    CHECKER MOTORS CORPORATION


                                    By:
                                       ---------------------------------
                                       Richard A. Yealin, Vice President

                             CERTIFICATE OF MERGER

                                      OF

                              YELLOW CAB COMPANY

                                      and

                          CHECKER TAXI COMPANY, INC.

                                     INTO

                          CHECKER MOTORS CORPORATION


To:  The Secretary of State
      State of New Jersey

            Pursuant to the provisions of Title 14A of the New Jersey Business Corporation Act, the undersigned corporations hereby execute the following Certificate of Merger.

            1. Checker Motors Corporation ("Motors"), a corporation organized and existing under the laws of the State of New Jersey and owning all of the outstanding shares of each class and series of Yellow Cab Company ("Yellow") and Checker Taxi Company Inc. ("Taxi"), its subsidiary corporations organized and existing under the laws of the States of Maine and New York, respectively, hereby agrees to the merger of these two subsidiary corporations into Motors, which is hereinafter designated as the "Surviving Corporation."

            2. The total authorized capital stock of the Surviving Corporation shall be 1,000 shares of Common Stock, par value $1.00 per share.

            3. The address of the Surviving Corporation's registered office is 156 West State Street, Trenton, County of Mercer, New Jersey 08625 and the name of its registered agent at such address is the United States Corporation Company.

            4. The Plan of Merger attached hereto as Exhibit A was approved by the Boards of Directors of the undersigned corporations.

            5. The number of outstanding shares of each class and series of the subsidiary corporation party to the merger, and the number of such shares of each class and series owned by the parent corporation, is as follows:

Name of                                   No. of Shares     No. of Shares
Subsidiary       Class        Series       Outstanding     Owned by Parent
- ----------       -----        ------      -------------    ---------------

Yellow           Common       N/A               76               76
                 Stock

Taxi             Common       N/A                2                2
                 Stock

            6. This Certificate shall be effective upon the later of (i) the date of its filing with the Secretary of State and (ii) December 31, 1987, PROVIDED, that the effective date of this Certificate shall not be later than thirty (30) days after the date of filing.

            7. The laws of New York and Maine, the states under which Taxi and Yellow, respectively, are organized, permit such merger and have been, or upon compliance with filing and recording requirements, will have been complied with.

            IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of Merger to be executed in its respective name by its respective Vice President as of the 28th day of December, 1987.

                                                CHECKER MOTORS CORPORATION



                                                By:
                                                   ----------------------------
                                                   Allan R. Tessler
                                                   Vice President

Attest:

By:
   ---------------------------
   Mark L. Friedman
   Assistant Secretary
                                                YELLOW CAB COMPANY



                                                By:
                                                   ----------------------------
                                                   Allan R. Tessler
                                                   Vice President

Attest:

By:
   ---------------------------
   Mark L. Friedman
   Assistant Secretary
                                                CHECKER TAXI COMPANY INC.



                                                By:
                                                   ----------------------------
                                                   Allan R. Tessler
                                                   Vice President

Attest:

By:
   ---------------------------
   Mark L. Friedman
   Assistant Secretary

                                   AGREEMENT

                                      AND

                                PLAN OF MERGER

                                      OF

                              YELLOW CAB COMPANY

                                      and

                           CHECKER TAXI COMPANY INC.

                                     INTO

                          CHECKER MOTORS CORPORATION


            AGREEMENT AND PLAN OF MERGER dated December 28, 1987 among Yellow Cab Company, a Maine Corporation ("Yellow"), Checker Taxi Company Inc., a New York corporation ("Taxi") (sometimes hereinafter collectively referred to as the "Terminating Corporations"), and Checker Motors Corporation (sometimes hereinafter referred to as "Motors"). The parties hereby agree as follows:

            1. Upon the effective date of the merger, the Terminating Corporations shall, pursuant to the provisions of the New Jersey Business Corporation Act, the Maine Business Corporation Act, and the New York Business Corporation Law be merged with and into Motors, which shall be the surviving corporation (the "Surviving Corporation") and which shall continue to exist under the name of Checker Motors Corporation. The separate corporate existence of the Terminating Corporations shall cease upon the Effective Date of the merger (the "Effective Date").

            2. The Certificate of Incorporation of Motors, as in effect on the Effective Date, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until changed or amended in the manner prescribed by the provisions of the laws of the State of New Jersey. The merger will effect no changes in the Certificate of Incorporation of Motors.

            3. The by-laws of Motors, as in effect on the Effective Date, shall continue in full force and effect as the by-laws of the Surviving Corporation until altered or amended as therein or as otherwise provided under the authority of the laws of the State of New Jersey.

            4. The directors and officers of the Surviving Corporation upon the Effective date shall be the members of the Board of Directors and the officers of Motors, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Corporation.

            5. The Terminating Corporations have outstanding only one class of Common Stock. The number of outstanding shares of stock of the Terminating Corporations is as follows:

      Name                  Number                % owned by Checker
      ----                  ------                ------------------

      Yellow                  76                         100%
      Taxi                     2                         100%

            6. All of the issued and outstanding shares of stock of the Terminating Corporations immediately prior to the merger shall, upon the Effective Date, be surrendered and canceled. The shares of Motors shall not be converted, but each share of Motors which is issued and outstanding as of the Effective Date shall continue to represent one issued and outstanding share of stock of the Surviving Corporation.

            7. The Terminating Corporations and Motors that stipulate that they will cause to be executed, filed and recorded any documents prescribed by the laws of the States of Maine, New Jersey and New York and that they will cause to be performed all necessary acts within the States of Maine, New Jersey, and New York and elsewhere to effectuate the merger.

            8. The Board of Directors and the proper officers of the Terminating Corporations and Motors are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

            9. This Agreement and Plan of Merger shall be governed by the laws of the State of New Jersey without giving effect to conflicts of laws.


                                                CHECKER MOTORS CORPORATION



                                                By:
                                                   -----------------------
                                                   Allan R. Tessler



                                                YELLOW CAB COMPANY



                                                By:
                                                   -----------------------
                                                   Allan R. Tessler



                                                CHECKER TAXI COMPANY INC.


                                                By:
                                                   -----------------------
                                                   Allan R. Tessler

                             CERTIFICATE OF MERGER

                                      OF

                          CHECKER HOLDING CORPORATION

                                     INTO

                          CHECKER MOTORS CORPORATION


To:  The Secretary of State
      State of New Jersey


            Pursuant to the provisions of Title 14A of the New Jersey Business Corporation Act, the undersigned corporations hereby execute the following Certificate of Merger.

            1. Checker Holding Corporation ("Holding"), a corporation organized and existing under the laws of the State of Delaware, and owning all of the outstanding shares of each class and series of Checker Motors Corporation ("Motors"), its subsidiary corporation organized and existing under the laws of the State of New Jersey, hereby agrees to merge itself into Motors, which is hereinafter designated as the "Surviving Corporation."

            2. The total authorized capital stock of the Surviving Corporation shall be 1,000 shares of Common Stock, par value $1.00, all of the same class.

            3. The address of the Surviving Corporation's registered office is 156 West State Street, Trenton, County of Mercer, New Jersey 08625 and the name of its registered agent at such address is the United States Corporation Company.

            4. The Plan of Merger attached hereto as Exhibit A was approved by the Boards of Directors of Holding and Motors and by the stockholders of Holding and Motors.

            5. (a) 2,000 shares of Common Stock of Holding, all of one class are entitled to vote and entitled to vote on the Plan of Merger, and all of which shares of Common Stock of Holding voted for the Plan of Merger.

                  (b) Twenty-two shares of Common Stock of Motors, which are all owned by Holding, all of one class are entitled to vote and entitled to vote on the Plan of Merger, and all of which shares of Common Stock of Motors voted for the Plan of Merger.

            6. The number of outstanding shares of each class and series of the subsidiary corporation party to the merger, and the number of such shares of each class and series owned by the parent corporation, is as follows:

Name of                                   No. of Shares     No. of Shares
Subsidiary      Class     Series           Outstanding     Owned by Parent
- ----------      -----     ------          -------------    ---------------

Motors          Common    N/A                  22                22
                Stock

            7. This Certificate shall be effective upon the later of (i) the date of its filing with the Secretary of State and (ii) December 31, 1987, PROVIDED, that the effective date of this Certificate shall not be later than thirty (30) days after the date of filing.

            8. The laws of Delaware, the state under which Holding was organized, permit such merger and have been, or upon compliance with filing and recording requirements, will have been complied with.

            IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of Merger to be executed in its respective name by its respective Vice President as of the 28th day of December, 1987.


                                                CHECKER HOLDING CORPORATION



                                                By:
                                                   ------------------------
                                                   Allan R. Tessler
                                                   Vice President
Attest:

By:
   ---------------------------
   Mark L. Friedman
   Assistant Secretary

                                                CHECKER MOTORS CORPORATION



                                                By:
                                                   -----------------------
                                                   Allan R. Tessler
                                                   Vice President
Attest:

By:
   ---------------------------
   Mark L. Friedman
   Assistant Secretary

                                   AGREEMENT

                                      AND

                                PLAN OF MERGER

                                      OF

                          CHECKER HOLDING CORPORATION

                                     INTO

                          CHECKER MOTORS CORPORATION


            AGREEMENT AND PLAN OF MERGER dated December 28, 1987 between Checker Holding Corporation, a Delaware corporation (sometimes hereinafter collectively referred to as the "Terminating Corporation"), and Checker Motors Corporation (sometimes hereinafter referred to as "Motors"). The parties hereby agree as follows:

            1. Upon the effective date of the merger, the Terminating Corporation shall, pursuant to the provisions of the Delaware General Corporation Law and the New Jersey Business Corporation Act, be merged with and into Motors, which shall be the surviving corporation ("the Surviving Corporation") and which shall continue to exist under the name of Checker Motors Corporation. The separate corporate existence of the Terminating Corporation shall cease upon the Effective Date of the merger (the "Effective Date").

            2. The Certificate of Incorporation of Motors, as in effect on the Effective Date, shall continue in full force and effect as the Certificate of Incorporation of the Surviving

Corporation until changed or amended in the manner prescribed by the provisions of the laws of the State of New Jersey. The merger will effect no changes in the Certificate of Incorporation of Motors.

            3. The by-laws of Motors, as in effect on the Effective Date, shall continue in full force and effect as the by-laws of the Surviving Corporation until altered or amended as therein or as otherwise provided under the authority of the laws of the State of New Jersey.

            4. The directors and officers of the Surviving Corporation upon the Effective date shall be the members of the Board of Directors and the officers of Motors, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Corporation.

            5. The Terminating Corporation has outstanding 2,000 shares of Common Stock, all of one class.

            6. All of the issued and outstanding shares of stock of the Terminating Corporation immediately prior to the merger shall, upon the Effective Date, be surrendered and each share of stock of the Terminating Corporation which is issued and outstanding and so surrendered as of the Effective Date shall be exchanged into and shall represent one-half issued and outstanding shares of stock of the Surviving Corporation. All of issued and outstanding shares of stock of Motors immediately prior to the merger shall, upon the

Effective Date, be surrendered and canceled.

            7. The Terminating Corporation and Motors stipulate that they will cause to be executed, filed and recorded any documents prescribed by the laws of the States of Delaware and New Jersey and that they will cause to be performed all necessary acts within the State of Delaware and New Jersey and elsewhere to effectuate the merger.

            8. The Boards of Directors and the proper officers of the Terminating Corporation and Motors are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

                                                CHECKER MOTORS CORPORATION



                                                By:
                                                   ------------------------
                                                   Allan R. Tessler



                                                CHECKER HOLDING CORPORATION



                                                By:
                                                   ------------------------
                                                   Allan R. Tessler